Exhibit 99.2

1Q06 Earnings Conference Call May 4, 2006

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Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s First Quarter 2006 earnings conference call, held on May 4, 2006 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID# 8163181.

Those statements made by representatives of Sunoco during the course of this conference call that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco’s business prospects and performance, causing actual results to differ materially from those discussed during this conference call. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand; changes in refined product and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-sour crude oils; fluctuations in supply of feedstocks and demand for products manufactured; changes in product specifications; availability and pricing of ethanol; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in the reliability, efficiency and capacity of, the Company’s or a third party’s operating facilities; potential equipment malfunction; potential labor relations problems; the legislative and regulatory environment; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; delays and/or costs related to plant construction, improvements, or repairs and the issuance of applicable permits; non-performance by or disputes with major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions, including the impact of potential terrorist acts and international hostilities; and changes in the status of, or initiation of, new litigation and/or arbitration proceedings. These and other applicable risks and uncertainties have been described more fully in Sunoco’s 2005 Form 10-K filed with the Securities and Exchange Commission on March 3, 2006. Other factors not discussed herein also could materially and adversely affect Sunoco’s business prospects and/or performance. All forward-looking statements included in this conference call are expressly qualified in their entirety by the foregoing cautionary statements. Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

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Earnings Profile

1Q05	2Q05 3Q05 4Q05 1Q06
Net	Income (MM$ after-tax):
Refining	& Supply 108 212 341 286 73
Retail	Marketing (8) 7 6 25 -
Chemicals	33 30 23 8 14
Logistics	3 9 7 3 6
Coke	10 13 15 10 14
Corporate	Expenses (16) (16) (25) (27) (16)
Net	Financing Expenses & Other (14) (13) (10) (8) (12)
Income	Before Special Items 116 242 357 297 79
Special	Items—- (28) (10) -
Total	Net Income 116 242 329 287 79
EPS	(Diluted) Before Special Items 0.83 1.75 2.60 2.19 0.59
EPS	(Diluted), Net Income 0.83 1.75 2.39 2.12 0.59
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Income Before Special Items*, MM$

$400 $300 $200 $100 $0

$116

$242

$357

$297

$79

1Q05	2Q05 3Q05 4Q05 1Q06
Refining	& Supply 108 212 341 286 73
Non-Refining	38 59 51 46 34
Corp.	& Net Fin. (30) (29) (35) (35) (28)
Income	Before
Special	Items 116 242 357 297 79
EPS	(Diluted) Before
Special	Items 0.83 1.75 2.60 2.19 0.59
*For	reconciliation to Net Income, see slide 3.

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Earnings Before Special Items* – 1Q06 vs. 1Q05, MM$

116

1Q05 Actual

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Margins	R & S 10 Retail 7 Chemicals (13)
(10)
Volume	R & S (7) Retail (1) Chemicals (2)
(40)
Expenses/Other	R & S (38) Retail 2 Chemicals (4)

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Other	Logistics 3 Coke 4 Net Financing 2

79

1Q06 Actual

*For	reconciliation to Net Income, see slide 3.

Earnings Before Special Items – 1Q06 vs. 4Q05, MM$

297

4Q05 Actual

(233)

Margins	R & S (199) Retail (30) Chemicals (4)
(20)
Volume	R & S (22) Retail (2) Chemicals 4

21

Expenses/Other	R & S 8 Retail 7 Chemicals 6

14

Other	Logistics 3 Coke 4 Corporate 11 Net Financing (4)

79

1Q06 Actual

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*	For reconciliation to Net Income, see slide 3.

Key Margin Indicators

1Q05	2Q05 3Q05 4Q05 1Q06
Refining	& Supply, $/B
Realized	NER 6.11 7.55 10.52 9.18 5.35
Realized	MCR 5.42 8.80 11.60 12.25 8.38
Realized	Total R&S 5.93 7.87 10.80 9.96 6.13
Retail	Marketing, cpg
Gasoline	5.7 7.9 7.7 11.0 6.8
Distillate	12.0 7.9 8.8 13.5 12.0
Chemicals,	cpp
Phenol	and Related 11.0 12.8 10.7 9.3 9.1
Polypropylene	15.4 13.2 12.7 14.3 13.2
Total	Chemicals 12.6 12.8 11.5 11.4 10.9
Dated	Brent Crude Oil
Delivered,	$/B 48.93 52.73 62.70 58.15 63.13
Natural	Gas, $/DT 6.48 6.95 9.71 12.86 7.88
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Refining & Supply – Realized Margin vs. Benchmark, $/B

$2.00 $1.00 $0.00

($1.00)
($2.00)
($3.00)
($4.00)
($5.00)

$1.60

$1.49

$0.30

$0.86

$0.46

($0.82)
($1.14)
($0.71)
($0.05)
($4.43)

Northeast MidContinent

1Q05	2Q05 3Q05 4Q05 1Q06
Northeast	Refining:
6-3-2-1	Benchmark 4.51 6.06 11.23 9.23 4.49
Crude	Differential 0.80 0.15 (0.09) (2.29) (1.19)
Product	Differential 0.80 1.34 (0.62) 2.24 2.05
Realized	Margin 6.11 7.55 10.52 9.18 5.35
MidContinent	Refining:
3-2-1	Benchmark 6.24 9.94 16.03 11.95 7.92
Crude	Differential (0.55) (0.36) (0.17) (0.51) 0.67
Product	Differential (0.27) (0.78) (4.26) 0.81 (0.21)
Realized	Margin 5.42 8.80 11.60 12.25 8.38
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Key Volume Indicators

1Q05	2Q05 3Q05 4Q05 1Q06
Refining	& Supply
Northeast:
Crude	Throughputs, MB/D 646 655 643 659 610
%	Capacity 99 100 98 101 93
Net	Production Available for Sale, MB/D 685 700 677 705 664
MidContinent:
Crude	Throughputs, MB/D 229 236 223 234 225
%	Capacity 93 96 91 95 92
Net	Production Available for Sale, MB/D 234 241 228 238 233
Total	Refining & Supply:
Crude	Throughputs, MB/D 875 891 866 893 835
%	Capacity 97 99 96 99 93
Net	Production Available for Sale, MB/D 919 941 905 943 897
Net	Production Available for Sale, MMB 83 86 83 87 81
Retail	Marketing
Gasoline	Sales, MM gal 1,095 1,167 1,195 1,115 1,086
Middle	Distillates Sales, MM gal 187 161 165 181 176
Total	Sales, MM gal 1,282 1,328 1,360 1,296 1,262
Gasoline	and Diesel Throughput (MM gal/Site/Month) 132 139 143 131 132
(Company	owned or leased outlets)
Merchandise	Sales (M$/Store/Month) 71 81 84 76 71
Chemicals
Phenol	and Related Sales, MM# 681 617 662 619 633
Polypropylene	Sales, MM# 533 583 590 512 562
Other	Sales, MM# 33 16 20 22 21
Total,	MM# 1,247 1,216 1,272 1,153 1,216
Coke
Production,	M tons 503 625 643 634 631
Sales,	M tons 497 621 647 610 647

Financial Indicators

1Q05	2Q05 3Q05 4Q05 1Q06
Debt	/ Capital Ratio –
Revolver	Covenant, MM$
Net	Debt * 1,141 1,061 679 499 1,169
SXL	** Minority Interest 236 337 398 397 394
Shareholders’	Equity 1,614 1,802 2,062 2,051 2,027
Total	Capital 2,991 3,200 3,139 2,947 3,590
Net	Debt / Capital 38% 33% 22% 17% 33%
Share	Repurchase Activity
Total	Cost, MM$ 70 61 35 269 48
Shares	Repurchased, MM 1.4 1.2 0.5 3.6 0.6
Average	Price, $/share 48.16 51.22 65.77 75.57 76.98
Shares	Outstanding at
Period	End, MM 137.7 136.6 136.1 133.1 132.6
*	Net of cash, includes debt guarantees
**	Sunoco Logistics Partners L.P. (NYSE: SXL)

For More Information

Media releases and SEC filings are available on our website at www.SunocoInc.com

Contact for more information:

Terry	Delaney (215) 977-6106 Tom Harr (215) 977-6764

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